Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Borrowings
Amounts due within one year	$ 477,890	$ 268,090
Less: unamortized deferred loan/bond issuance costs	(12,690)	(12,668)
Borrowings, current portion	465,200	255,422
Amounts due after one year	2,946,552	2,930,221
Less: unamortized premium	1,128	1,457
Less: unamortized deferred loan/bond issuance costs	(39,838)	(39,705)
Borrowings, non-current portion	2,907,842	2,891,973
Total	$ 3,373,042	$ 3,147,395